UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2016

ANDREA ELECTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-4324	11-0482020
(State or other Jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

620 Johnson Avenue, Bohemia, New York 11716
(Address of principal executive offices)

(631) 719-1800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Definitive Material Agreement.

On January 27, 2016, Andrea Electronics Corporation (the “Company”) entered into a Settlement Agreement with ASUSTeK Computer Inc. and ASUS Computer International (“Asus”). Under the Settlement Agreement the Company settled outstanding litigation between the Company and Asus including Andrea Electronics Corporation v. ASUS Computer Inc. et al., Civ. Action No. 2:15-cv-00214, pending in the Eastern District of New York and Certain Audio Processing Hardware and Software and Products Containing the Same, Inv. No. 337-TA-949, pending at the International Trade Commission. In addition, the Company and Asus entered into a Patent License Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREA ELECTRONICS CORPORATION

Dated: February 2, 2016	By:	/s/ Corisa L. Guiffre
Corisa L. Guiffre
Vice President and Chief Financial Officer